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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 1, 1999



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                    1-10702              34-1531521
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     (State or Other Jurisdiction       (Commission           (IRS Employer
           of Incorporation)            File Number)        Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut 06880
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On March 1, 1999, Terex Corporation announced a $100 million offering of 8-7/8% Senior Subordinated Notes Due 2008 pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


(c)      Exhibits

     99.1 Press Release dated March 1, 1999 regarding Terex Corporation's announcement of a $100 million offering of 8-7/8% Senior Subordinated Notes Due 2008.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 1999

                                    TEREX CORPORATION


                                    By:  /s/  Eric I Cohen
                                        Eric I Cohen
                                        Senior Vice President
                                        General Counsel and Secretary






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